Exhibit 10.27C

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SECOND AMENDMENT TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT BETWEEN

CSG SYSTEMS, INC. AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS SECOND AMENDMENT (this "Amendment") is made by and between CSG Systems, Inc. ("CSG") and Comcast Cable Communications Management, LLC ("Customer"). The effective date of this Amendment is the date last signed below (the "Second Amendment Effective Date"). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #[*******]) with an effective date of January 1, 2020 (the "Agreement") and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Article 4 entitled "CSG and Customer Additional Responsibilities," subsection 4 entitled "[************ ********** ****** ******]" shall be deleted in its entirety from the Agreement and replaced with the following:

4.4 [************ ********** ****** ******].

(a)Customer shall be entitled to [* ******** ******* ****** ** ********** ** **** ******* *** ** ** ********* ****** ** ********* * ** ********* *, as described below. For the avoidance of doubt, (i) Customer may **** ******* ********* * ** ********* * as defined below, (if applicable) and may *** ******* **** * ********* * ********* ****** *** ********* * ********* ****** (** *** ** *********) and (ii) as further *************, if Customer ** ******** ** ***** *** ********* * ********* ****** because of a ********* * *****, Customer may ***** ******* *** **** *** ********* * ********* ****** (** *** ** *********]).

(b)“[********* *”: Based on ********'* ********** ** ********* ** ** ****** *** *** **** ********* ******** *** ** ************** ****** no later than ***** (**) ****** after such **********'* ********** **** ***** ******* ** *** ************ ************ ********** ** **** ************ ********** has an *********** ******* ** *********** ********* (the "****** ********* ******** *********"), CSG ***** ******* Customer * ******** ******* ****** ** ***** ******* **** ******* ******** ******* ($*********) on ********'* ******* **** ******* (the "********* * ********* ******"). Customer acknowledges that if (i) it **** *** ********* *** ****** ********* ******** ********* on or before *** *** **** (a "********* * *****") or (ii) ***** *** *** **** Customer ******** *** ****** ********* ******** ********* that results in * ******* ** ****** ********* ** ************ ********** ******* (a "********* * *********"), the ********* * ********* ****** shall be ****** ** ******** to CSG in *** ***** ********* **** ********* * ***** or ********* * *********].

Exhibit 10.27C

(c)“[********* *": If Customer ***** ** ********* *** ****** ********* ******** ********* ** ** ****** *** *** **** but ********** *** ****** ********* ******** ********* ** ** ****** **** *** ****, CSG shall ******* ******** * **** **** ******* ****** ** *** ******* ******* ($*********) on ********'* **** **** ******* (the "********* * ********* ******"). If, after **** *** **** Customer ******** *** ****** ********* ******** ********* that results in * ******* ** ****** ********* ** ************ ********** ******* (a "********* * *********"), the ********* * ********* ****** (** *** ****** ********** ********) shall be ****** ** ******** to CSG in *** ***** ********* **** ********* * *********].

2.	Schedule A entitled "Definitions" of the Agreement is amended as follows:

(a)	The definitions of "[********* *" and "********* *]" shall be deleted in their entirety and replaced with the following:

"[********* *" and "********* *]" shall have the meaning set forth in Section 4.4.

(b)	By adding the following new definition of "[********* * *****]" in applicable alphabetical order of Schedule

A:

"[********* * *****]" shall have the meaning set forth in Section 4.4(b).

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Gregory L. Cannon
Name: Deepak Bharathan	Name: Gregory L. Cannon
Title: Vice President	Title: SVP, General Counsel & Secretary
Date: 12/22/2020	Date: Dec 21, 2020